American Century Investments®
Quarterly Portfolio Holdings
Focused Dynamic Growth Fund
October 31, 2022

Focused Dynamic Growth - Schedule of Investments
OCTOBER 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.0%
Aerospace and Defense — 0.6%
Rocket Lab USA, Inc.(1)	1,753,106	8,923,310
Automobiles — 8.1%
Tesla, Inc.(1)	518,323	117,939,215
Beverages — 8.6%
Boston Beer Co., Inc., Class A(1)	60,744	22,675,128
Constellation Brands, Inc., Class A	416,762	102,973,555
		125,648,683
Biotechnology — 10.8%
Alnylam Pharmaceuticals, Inc.(1)	170,945	35,430,060
Argenx SE, ADR(1)	81,825	31,742,372
Ascendis Pharma A/S, ADR(1)	130,915	15,055,225
Blueprint Medicines Corp.(1)	170,301	8,828,404
Regeneron Pharmaceuticals, Inc.(1)	88,861	66,534,674
		157,590,735
Capital Markets — 4.6%
Intercontinental Exchange, Inc.	420,847	40,220,348
S&P Global, Inc.	83,763	26,908,864
		67,129,212
Electronic Equipment, Instruments and Components — 1.2%
Cognex Corp.	374,942	17,333,569
Energy Equipment and Services — 1.9%
Cactus, Inc., Class A	547,015	28,291,616
Entertainment — 0.6%
Netflix, Inc.(1)	27,787	8,110,470
Health Care Equipment and Supplies — 4.6%
Intuitive Surgical, Inc.(1)	221,369	54,560,818
Silk Road Medical, Inc.(1)	300,577	13,249,434
		67,810,252
Hotels, Restaurants and Leisure — 3.3%
Chipotle Mexican Grill, Inc.(1)	32,353	48,475,470
Interactive Media and Services — 7.6%
Alphabet, Inc., Class C(1)	1,176,740	111,390,208
Internet and Direct Marketing Retail — 8.0%
Amazon.com, Inc.(1)	1,148,436	117,645,784
IT Services — 11.9%
Block, Inc.(1)	316,057	18,985,544
Mastercard, Inc., Class A	184,621	60,588,920
Okta, Inc.(1)	368,251	20,666,246
Visa, Inc., Class A	354,855	73,511,762
		173,752,472
Machinery — 6.8%
FANUC Corp.	233,800	30,593,108
Westinghouse Air Brake Technologies Corp.	739,765	69,005,279
		99,598,387
Professional Services — 1.3%
Verisk Analytics, Inc.	103,115	18,852,515
Semiconductors and Semiconductor Equipment — 5.8%
Monolithic Power Systems, Inc.	133,012	45,150,924

NVIDIA Corp.	288,556	38,946,403
		84,097,327
Software — 9.7%
Bill.com Holdings, Inc.(1)	234,108	31,220,643
DocuSign, Inc.(1)	359,213	17,349,988
Paylocity Holding Corp.(1)	271,781	62,996,118
Salesforce, Inc.(1)	190,974	31,050,462
		142,617,211
Textiles, Apparel and Luxury Goods — 2.6%
NIKE, Inc., Class B	416,089	38,563,128
TOTAL COMMON STOCKS (Cost $1,284,500,646)		1,433,769,564
SHORT-TERM INVESTMENTS — 2.0%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	50,878	50,878
Repurchase Agreements — 2.0%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $5,745,375), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $5,634,388)		5,633,926
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 11/15/50, valued at $24,640,185), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $24,159,013)		24,157,000
		29,790,926
TOTAL SHORT-TERM INVESTMENTS (Cost $29,841,804)		29,841,804
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,314,342,450)		1,463,611,368
OTHER ASSETS AND LIABILITIES†		(370,292)
TOTAL NET ASSETS — 100.0%		$1,463,241,076

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.  The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	1,403,176,456	30,593,108	—
Short-Term Investments	50,878	29,790,926	—
	1,403,227,334	60,384,034	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.